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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1999



                             LXR BIOTECHNOLOGY INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             1-12968                                68-0282856
      (Commission File No.)              (IRS Employer Identification No.)


               1401 MARINA WAY SOUTH, RICHMOND, CALIFORNIA 94804
             (Address of principal executive offices and zip code)


                                  510-412-9100
               Registrant's telephone number, including area code:








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ITEM 5.   OTHER EVENTS.


On April 23, 1999, LXR Biotechnology Inc. announced the preliminary results from four preclinical studies of Elirex, its drug candidate for treatment of heart attack. Based on these results, which did not meet the Company's objectives of confirming the earlier positive results of Elirex and identifying the best Elirex compound to develop further, and given the Company's need to conserve cash, the Company announced that it was considering ways of significantly reducing operating expenses and identifying strategic alternatives. In addition, the Company announced that it had retained the investment banking firm US Bancorp Piper Jaffray to assist in identifying strategic alternatives for the Company. The Company also announced that it was devising a cash conservation plan, including a reduction of staff, to enable it to continue certain operations while it explores strategic alternatives.


See the Company's press release, attached hereto as Exhibit 99.1.

ITEM 7.   EXHIBITS.

Exhibit 99.1 Press Release, dated April 23, 1999, entitled "LXR Announces Preliminary Results of Elirex Preclinical Studies."


SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 LXR BIOTECHNOLOGY INC.


Dated:  April 28, 1999           By:  /s/ Paul J. Hastings
                                     -------------------------------------------
                                     Paul J. Hastings, President and Chief
                                     Executive Officer



                                INDEX TO EXHIBITS


Exhibit 99.1 Press Release, dated April 23, 1999, entitled "LXR Announces Preliminary Results of Elirex Preclinical Studies."





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